UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.        )

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[  ] Definitive Proxy Statement

[X] Definitive Additional Materials

[  ] Soliciting Material Pursuant to Section 240.14a-12

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Eaton Vance Growth Trust	Eaton Vance Series Trust
Eaton Vance Investment Trust	Eaton Vance Series Trust II
Eaton Vance Municipals Trust	Eaton Vance Special Investment Trust
Eaton Vance Municipals Trust II	Eaton Vance Variable Trust
Eaton Vance Mutual Funds Trust

(Name of Registrant as Specified in Its Charter)

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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April 4, 2014

EATON VANCE GROUP OF FUNDS

Two International Place

Boston, MA 02110

Special Meeting of Shareholders

to be held on May 29, 2014

Dear Shareholder:

You recently requested a paper copy of the proxy material for the upcoming Special Meeting of Shareholders of the Eaton Vance Group of Funds.  This Meeting is scheduled to take place on May 29, 2014 at 11:30 a.m. Eastern Time, or as adjourned, at the Funds’ offices at Two International Place, Boston, Massachusetts 02110.

Once you have reviewed the enclosed material we encourage you to vote by utilizing any of the following convenient methods:

1.

Vote by Mail. Simply cast your vote by signing, dating and mailing the enclosed proxy ballot in the postage-prepaid return envelope provided.

2.

Vote via the Internet. Simply visit www.proxyonline.com and enter your control number found on the enclosed proxy ballot.

3.

Vote by Phone.  Simply dial toll-free (888) 227-9349. Please have this proxy ballot available at the time of the call.

4.

Vote by Phone with a live operator.  Simply dial toll-free (866) 829-0135. Please have the proxy ballot available at the time of the call.

Please read the proxy materials carefully and vote your shares.  If you should have any questions, please call our proxy solicitor, AST Fund Solutions, LLC., at (866) 829-0135 Monday through Friday between the hours of 9:00 a.m. and 10:00 p.m. Eastern Time.

Thank you in advance for your participation and for your investment.

_____________________________________________________________________________________

Please Vote Today

To: tnader@astfundsolutions.com

Cc:

Re: Eaton Vance Group of Funds Special Meeting of Shareholders

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EATON VANCE GROUP OF FUNDS

Two International Place

Boston, MA 02110

Special Meeting of Shareholders

to be held on May 29, 2014

Dear Shareholder:

You recently requested an electronic copy of the proxy material for the upcoming Special Meeting of Shareholders of the Eaton Vance Group of Funds scheduled to take place on May 29, 2014, at 11:30 a.m. Eastern Time, or as adjourned, at the Funds’ offices at Two International Place, Boston, Massachusetts 02110.

To view and print the proxy materials, please logon to the website below.

www.proxyonline.com

You will need the following control number to login.

012345678910

Please read the proxy materials carefully and vote your shares.  If you should have any questions, please call our proxy solicitor, AST Fund Solutions, LLC, at (866) 829-0135 Monday through Friday between the hours of 9:00 a.m. and 10:00 p.m. Eastern Time.

Thank you in advance for your participation and for your investment.

_____________________________________________________________________________________

Please Vote Today